EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Apollo Gold Corporation (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Llee Chapman, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2004

                                        /s/  R. Llee Chapman
                                        -----------------------
                                        R. LLEE CHAPMAN
                                        CHIEF FINANCIAL OFFICER


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